                                                                   EXHIBIT 99.12

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------


                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[840,000,557] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-BC2


                                  [SURF LOGO]


                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                  MAY [9], 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------


The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                              $18,488,557
Aggregate Original Principal Balance                                 $18,558,793
Number of Mortgage Loans                                                 154

                                                MINIMUM                 MAXIMUM             AVERAGE (1)
                                                -------                 -------             -----------
Original Principal Balance                     $45,000                 $400,000              $120,512
Outstanding Principal Balance                  $44,689                 $398,703              $120,056

                                                                                              WEIGHTED
                                                MINIMUM                 MAXIMUM             AVERAGE (2)
                                                -------                 -------             -----------
Original Term (mos)                              180                     360                   357
Stated remaining Term (mos)                      176                     358                   353
Loan Age (mos)                                    2                       9                     4
Current Interest Rate                           4.850%                 10.350%                7.412%
Initial Interest Rate Cap (3)                   1.000%                  3.000%                2.845%
Periodic Rate Cap (3)                           1.000%                  2.000%                1.058%
Gross Margin (3)                                3.760%                  8.875%                6.331%
Maximum Mortgage Rate (3)                      11.850%                 16.200%               14.071%
Minimum Mortgage Rate (3)                       4.850%                  9.200%                7.264%
Months to Roll (3)                                2                       56                    20
Original Loan-to-Value                          16.23%                 100.00%                82.23%
Credit Score (4)                                 520                     706                   623


                                               EARLIEST                 LATEST
                                               --------                 ------
Maturity Date                                 01/01/2020              03/01/2035

                                              PERCENT OF                                    PERCENT OF
Lien Position                               Mortgage Pool     Year of Origination          Mortgage Pool
                                            -------------     ------------------------     -------------
1st Lien                                          100.00%     2004                                 71.47%
                                                              2005                                  28.53
Occupancy                                                     Loan Purpose
Second Home                                        15.69%     Purchase                             49.74%
Investment                                         84.31      Refinance - Rate/Term                  5.52
                                                              Refinance - Cashout                   44.74
Loan Type                                                     Property Type
Fixed Rate                                         14.55%     Single Family                        61.15%
ARM                                                85.45      Townhouse                              0.58
                                                              Condominium                            3.49
AMORTIZATION TYPE                                             Two- to Four-Family                   17.89
Fully Amortizing                                  100.00%     Planned Unit Development              16.90

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Adjustable Rate Mortgage Loans only.

(4)   Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                          NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                            OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF MORTGAGE RATES   LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
-----------------------  --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
5.500% or less                  3     $856,062       4.63%    5.018%    592        $285,354    84.94%   54.89%    0.00%
5.501% to 6.000%                3      417,468       2.26     5.685     631         139,156    80.83   100.00     0.00
6.001% to 6.500%                8    1,394,248       7.54     6.360     639         174,281    76.53    78.02     0.00
6.501% to 7.000%               28    3,816,782      20.64     6.798     614         136,314    78.49    89.70     0.00
7.001% to 7.500%               25    3,295,162      17.82     7.270     637         131,806    84.68    67.86     0.00
7.501% to 8.000%               40    4,218,094      22.81     7.851     630         105,452    81.99    81.20     0.00
8.001% to 8.500%               22    2,587,503      14.00     8.264     616         117,614    86.08    86.30     0.00
8.501% to 9.000%               18    1,407,745       7.61     8.804     609          78,208    84.46    70.06     0.00
9.001% to 9.500%                4      302,146       1.63     9.154     613          75,537    85.48    78.95     0.00
9.501% to 10.000%               2      112,553       0.61     9.814     571          56,277    69.81    48.14     0.00
10.001% to 10.500%              1       80,793       0.44    10.350     621          80,793    90.00   100.00     0.00
TOTAL:                        154  $18,488,557     100.00%    7.412%    623        $120,056    82.23%   79.25%    0.00%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.850% per annum to 10.350% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.412% per annum.

REMAINING MONTHS TO STATED MATURITY

                     NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
RANGE OF               OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
REMAINING MONTHS    MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
TO STATED MATURITY   LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
------------------  --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
169 to 180                 2     $293,507       1.59%    6.595%    682        $146,753    66.75%  100.00%    0.00%
229 to 240                 1       68,299       0.37     7.550     603          68,299    64.91   100.00     0.00
349 to 360               151   18,126,751      98.04     7.425     622         120,045    82.54    78.84     0.00
TOTAL:                   154  $18,488,557     100.00%    7.412%    623        $120,056    82.23%   79.25%    0.00%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 176 months to 358 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 353 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                               OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
RANGE OF ORIGINAL MORTGAGE  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PRINCIPAL BALANCES      LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
--------------------------  --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
$50,000 or less                    5     $244,022       1.32%    8.176%    587         $48,804    62.45%   79.57%    0.00%
$50,001 to $100,000               72    5,290,450      28.61     8.016     623          73,478    82.35    80.06     0.00
$100,001 to $150,000              37    4,489,929      24.28     7.506     625         121,349    86.32    91.81     0.00
$150,001 to $200,000              23    4,136,463      22.37     7.246     623         179,846    81.11    86.54     0.00
$200,001 to $250,000              11    2,414,952      13.06     6.940     627         219,541    83.91    82.45     0.00
$250,001 to $300,000               3      821,382       4.44     6.714     594         273,794    75.13    64.54     0.00
$300,001 to $350,000               1      306,481       1.66     6.100     608         306,481    70.00     0.00     0.00
$350,001 to $400,000               2      784,877       4.25     6.141     632         392,439    77.06     0.00     0.00
TOTAL:                           154  $18,488,557     100.00%    7.412%    623        $120,056    82.23%   79.25%    0.00%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $44,689 to approximately $398,703 and the average outstanding principal balance of the Mortgage Loans was approximately $120,056.

PRODUCT TYPES

                        NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                          OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                       MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PRODUCT TYPES           LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
---------------------  --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
15 Year Fixed Loans           2     $293,507       1.59%    6.595%    682        $146,753    66.75%  100.00%    0.00%
20 Year Fixed Loans           1       68,299       0.37     7.550     603          68,299    64.91   100.00     0.00
30 Year Fixed Loans          24    2,328,616      12.59     7.789     632          97,026    78.09    72.31     0.00
Six-Month LIBOR Loans         6    1,082,271       5.85     5.618     607         180,379    85.16    64.32     0.00
2/28 LIBOR Loans            106   13,119,883      70.96     7.482     623         123,772    83.49    79.38     0.00
3/27 LIBOR Loans             14    1,515,923       8.20     7.582     605         108,280    79.18    93.44     0.00
5/25 LIBOR Loans              1       80,059       0.43     8.900     605          80,059    84.47   100.00     0.00
TOTAL:                      154  $18,488,557     100.00%    7.412%    623        $120,056    82.23%   79.25%    0.00%

AMORTIZATION TYPE

                    NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                      OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                   MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
AMORTIZATION TYPE   LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
-----------------  --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
Fully Amortizing        154  $18,488,557     100.00%    7.412%    623        $120,056    82.23%   79.25%    0.00%
TOTAL:                  154  $18,488,557     100.00%    7.412%    623        $120,056    82.23%   79.25%    0.00%

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                 NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                   OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
STATE            LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
--------------  --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
Arizona                9   $1,266,372       6.85%    7.281%    623        $140,708    86.55%   89.76%    0.00%
California            16    3,626,468      19.61     6.492     615         226,654    76.37    58.48     0.00
Colorado               2      172,265       0.93     8.416     618          86,132    80.00     0.00     0.00
Connecticut            1       68,299       0.37     7.550     603          68,299    64.91   100.00     0.00
Florida                7    1,036,415       5.61     7.342     623         148,059    81.60    56.98     0.00
Georgia                2      352,643       1.91     7.830     597         176,321    91.95   100.00     0.00
Illinois              17    1,903,249      10.29     7.392     620         111,956    83.48    92.82     0.00
Indiana                5      475,075       2.57     7.915     625          95,015    88.59   100.00     0.00
Kentucky               1       59,119       0.32     7.550     659          59,119    75.00   100.00     0.00
Louisiana              3      323,041       1.75     7.859     630         107,680    59.60    38.37     0.00
Maryland               1      175,498       0.95     7.750     706         175,498    80.00   100.00     0.00
Massachusetts          1      198,977       1.08     6.875     601         198,977    62.50   100.00     0.00
Michigan              14    1,073,459       5.81     8.250     625          76,676    84.93    67.74     0.00
Minnesota              4      507,883       2.75     6.599     598         126,971    80.31    80.42     0.00
Mississippi            2      174,407       0.94     7.658     592          87,204    78.32   100.00     0.00
Missouri               3      345,836       1.87     8.005     595         115,279    70.44   100.00     0.00
Nevada                 4      596,068       3.22     7.420     629         149,017    92.21   100.00     0.00
New Mexico             1       94,738       0.51     9.250     564          94,738    82.61   100.00     0.00
New York               1      236,812       1.28     6.500     686         236,812    63.58   100.00     0.00
North Carolina         3      195,711       1.06     8.544     616          65,237    66.32    53.19     0.00
Ohio                  13    1,205,324       6.52     7.935     625          92,717    88.45    95.16     0.00
Pennsylvania           1       56,695       0.31     6.990     664          56,695    80.00   100.00     0.00
Tennessee              3      236,440       1.28     8.562     634          78,813    89.87   100.00     0.00
Texas                 18    1,761,633       9.53     7.524     627          97,868    87.84    89.28     0.00
Utah                   2      185,641       1.00     7.048     610          92,820    78.00   100.00     0.00
Virginia               1      100,394       0.54     8.100     658         100,394    90.00   100.00     0.00
Washington             7      949,995       5.14     8.015     622         135,714    83.37    58.45     0.00
Wisconsin             12    1,110,101       6.00     7.747     640          92,508    87.11    93.95     0.00
TOTAL:               154  $18,488,557     100.00%    7.412%    623        $120,056    82.23%   79.25%    0.00%

(1) No more than approximately 2.52% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                       NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                         OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
RANGE OF ORIGINAL     MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN-TO-VALUE RATIOS   LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
--------------------  --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
50.00% or less               5      377,366       2.04     7.343     589          75,473    38.73    79.12     0.00
50.01% to 55.00%             3      503,830       2.73     7.435     591         167,943    52.21    60.49     0.00
55.01% to 60.00%             2      179,512       0.97     6.997     552          89,756    57.16     0.00     0.00
60.01% to 65.00%             8    1,286,507       6.96     7.080     609         160,813    63.15    79.96     0.00
65.01% to 70.00%             4      507,386       2.74     6.666     595         126,846    69.46    26.96     0.00
70.01% to 75.00%            11    1,502,351       8.13     7.384     628         136,577    74.22    38.96     0.00
75.01% to 80.00%            26    2,855,613      15.45     7.246     608         109,831    79.87    74.89     0.00
80.01% to 85.00%            28    2,870,751      15.53     7.526     625         102,527    84.63    86.10     0.00
85.01% to 90.00%            41    5,250,788      28.40     7.688     627         128,068    89.62    86.35     0.00
90.01% to 95.00%            25    3,104,615      16.79     7.260     646         124,185    94.86   100.00     0.00
95.01% to 100.00%            1       49,839       0.27     9.000     607          49,839   100.00   100.00     0.00
TOTAL:                     154  $18,488,557     100.00%    7.412%    623        $120,056    82.23%   79.25%    0.00%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 16.23% to 100.00%.

LOAN PURPOSE

                        NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                          OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                       MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PURPOSE            LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
---------------------  --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
Purchase                     75   $9,195,291      49.74%    7.340%    635        $122,604    87.19%   81.61%    0.00%
Refinance - Cashout          70    8,272,246      44.74     7.510     612         118,175    77.28    74.07     0.00
Refinance - Rate/Term         9    1,021,020       5.52     7.270     602         113,447    77.64   100.00     0.00
TOTAL:                      154  $18,488,557     100.00%    7.412%    623        $120,056    82.23%   79.25%    0.00%

PROPERTY TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PROPERTY TYPE              LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
Single Family                  103  $11,305,067      61.15%    7.523%    618        $109,758    82.22%   78.15%    0.00%
Townhouse                        2      107,107       0.58     7.990     651          53,554    90.00   100.00     0.00
Condominium                      4      645,043       3.49     7.373     622         161,261    81.00    85.77     0.00
Two- to Four-Family             26    3,307,461      17.89     7.324     632         127,210    78.60    85.40     0.00
Planned Unit Development        19    3,123,878      16.90     7.093     629         164,415    86.07    74.69     0.00
TOTAL:                         154  $18,488,557     100.00%    7.412%    623        $120,056    82.23%   79.25%    0.00%

DOCUMENTATION

                       NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                         OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                      MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
DOCUMENTATION          LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
--------------------  --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
Full Documentation         127  $14,652,801      79.25%    7.425%    623        $115,376    83.95%  100.00%    0.00%
Stated Documentation        26    3,636,251      19.67     7.384     621         139,856    76.32     0.00     0.00
Lite Documentation           1      199,504       1.08     6.990     601         199,504    63.49     0.00     0.00
TOTAL:                     154  $18,488,557     100.00%    7.412%    623        $120,056    82.23%   79.25%    0.00%

OCCUPANCY

              NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
             MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
OCCUPANCY     LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
-----------  --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
Investment        133  $15,587,792      84.31%    7.430%    623        $117,201    82.65%   82.38%    0.00%
Second Home        21    2,900,765      15.69     7.319     618         138,132    79.97    62.46     0.00
TOTAL:            154  $18,488,557     100.00%    7.412%    623        $120,056    82.23%   79.25%    0.00%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                     NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                       OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
MORTGAGE LOANS AGE  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
(MONTHS)             LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
------------------  --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
2                          3     $294,817       1.59%    8.108%    637         $98,272    88.72%   48.60%    0.00%
3                         43    4,846,188      26.21     7.601     628         112,702    84.78    88.69     0.00
4                         60    7,756,337      41.95     7.288     624         129,272    82.75    77.47     0.00
5                         37    3,856,321      20.86     7.446     619         104,225    80.86    74.73     0.00
6                         10    1,537,356       8.32     7.213     608         153,736    72.73    73.07     0.00
9                          1      197,538       1.07     7.500     618         197,538    90.00   100.00     0.00
TOTAL:                   154  $18,488,557     100.00%    7.412%    623        $120,056    82.23%   79.25%    0.00%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                      NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                        OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
ORIGINAL PREPAYMENT  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PENALTY TERM          LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
-------------------  --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
None                       33   $3,787,939      20.49%    7.542%    627        $114,786    83.76%   88.02%    0.00%
12 Months                   8      900,125       4.87     7.594     624         112,516    88.07    76.12     0.00
24 Months                  61    8,209,609      44.40     7.285     616         134,584    82.20    80.13     0.00
36 Months                  48    5,120,915      27.70     7.572     624         106,686    80.86    70.01     0.00
60 Months                   4      469,969       2.54     6.499     675         117,492    74.07   100.00     0.00
TOTAL:                    154  $18,488,557     100.00%    7.412%    623        $120,056    82.23%   79.25%    0.00%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 29 months.

CREDIT SCORES

                         NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                           OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                        MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF CREDIT SCORES   LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
----------------------  --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
501 to 525                     1      $72,947       0.39%    8.990%    520         $72,947    70.00%  100.00%    0.00%
526 to 550                     5      436,929       2.36     7.726     541          87,386    52.29    57.90     0.00
551 to 575                    10    1,497,229       8.10     7.194     566         149,723    75.48    67.56     0.00
576 to 600                    16    1,864,250      10.08     7.578     593         116,516    77.90    78.57     0.00
601 to 625                    46    6,020,613      32.56     7.255     613         130,883    80.06    75.34     0.00
626 to 650                    38    4,591,545      24.83     7.595     638         120,830    89.55    91.14     0.00
651 to 675                    32    2,958,795      16.00     7.520     656          92,462    89.37    86.15     0.00
676 to 700                     5      870,750       4.71     6.832     691         174,150    71.72    46.50     0.00
701 to 725                     1      175,498       0.95     7.750     706         175,498    80.00   100.00     0.00
TOTAL:                       154  $18,488,557     100.00%    7.412%    623        $120,056    82.23%   79.25%    0.00%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 520 to 706 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 623.

CREDIT GRADE

               NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                 OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
              MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
CREDIT GRADE   LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
------------  --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
A+                  28   $3,603,972      19.49%    7.465%    629        $128,713    88.74%   89.93%    0.00%
A                   54    6,468,470      34.99     7.379     612         119,786    77.96    76.27        --
A-                  12    1,358,369       7.35     7.835     594         113,197    80.09    87.74        --
B                   12    1,421,874       7.69     6.975     567         118,490    65.06    65.52        --
C                    2      202,597        1.1     7.493     530         101,299    61.37    36.01        --
SA2                  3      753,719       4.08     6.742     692         251,240    73.62    47.10        --
SA3                 43    4,679,555      25.31     7.531     650         108,827    91.23    83.91        --
TOTAL:             154  $18,488,557     100.00%    7.412%    623        $120,056    82.23%   79.25%    0.00%

GROSS MARGINS

                         NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                           OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                        MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF GROSS MARGINS   LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
----------------------  --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
3.501% to 4.000%               1     $282,106       1.79%    4.950%    621        $282,106    95.00%  100.00%    0.00%
4.501% to 5.000%               2      494,263       3.13     5.625     603         247,131    73.80    37.99     0.00
5.001% to 5.500%              12    1,862,645      11.79     6.292     620         155,220    82.12    79.27     0.00
5.501% to 6.000%              22    2,613,682      16.54     6.939     622         118,804    82.73    93.97     0.00
6.001% to 6.500%              33    4,008,925      25.38     7.497     626         121,483    83.21    88.19     0.00
6.501% to 7.000%              29    3,349,815      21.20     7.835     623         115,511    84.84    83.78     0.00
7.001% to 7.500%              16    2,003,802      12.68     7.904     620         125,238    85.61    61.16     0.00
7.501% to 8.000%               7      829,081       5.25     8.541     599         118,440    76.40    45.25     0.00
8.001% to 8.500%               1       94,738       0.60     9.250     564          94,738    82.61   100.00     0.00
8.501% to 9.000%               4      259,079       1.64     8.945     581          64,770    82.76    64.64     0.00
TOTAL:                       127  $15,798,136     100.00%    7.371%    620        $124,395    83.20%   79.80%    0.00%

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 3.760% per annum to 8.875% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.331% per annum.

MAXIMUM MORTGAGE RATES

                     NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                       OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
RANGE OF MAXIMUM    MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE RATES       LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
------------------  --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
11.501% to 12.000%         2     $469,888       2.97%    4.910%    611        $234,944    89.01%  100.00%    0.00%
12.001% to 12.500%         4      812,515       5.14     5.789     601         203,129    76.67    52.47     0.00
12.501% to 13.000%        10    1,413,426       8.95     6.595     617         141,343    74.40    72.18     0.00
13.001% to 13.500%        11    1,783,107      11.29     6.857     633         162,101    86.50    59.05     0.00
13.501% to 14.000%        25    3,252,567      20.59     7.088     623         130,103    79.62    86.95     0.00
14.001% to 14.500%        20    2,328,071      14.74     7.561     618         116,404    84.64    89.84     0.00
14.501% to 15.000%        30    3,105,850      19.66     8.038     620         103,528    85.86    85.32     0.00
15.001% to 15.500%        15    1,814,312      11.48     8.305     619         120,954    86.98    80.46     0.00
15.501% to 16.000%         7      610,992       3.87     8.692     620          87,285    85.70    76.09     0.00
16.001% to 16.500%         3      207,409       1.31     9.110     636          69,136    86.79    69.33     0.00
TOTAL:                   127  $15,798,136     100.00%    7.371%    620        $124,395    83.20%   79.80%    0.00%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.850% per annum to 16.200% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 14.071% per

NEXT RATE ADJUSTMENT DATE

                            NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                              OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                           MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
NEXT RATE ADJUSTMENT DATE   LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
-------------------------  --------  -----------  ----------  --------  --------  -----------  --------  -------  -------
July 2005                         5     $966,298       6.12%    5.621%    600        $193,260    84.88%   60.04%    0.00%
August 2005                       1      115,973       0.73     5.600     658         115,973    87.48   100.00     0.00
August 2006                       1      197,538       1.25     7.500     618         197,538    90.00   100.00     0.00
November 2006                     8    1,187,007       7.51     7.360     617         148,376    76.27    65.12     0.00
December 2006                    21    2,540,564      16.08     7.118     626         120,979    83.20    67.86     0.00
January 2007                     41    5,050,371      31.97     7.589     622         123,180    84.50    82.98     0.00
February 2007                    32    3,849,585      24.37     7.570     623         120,300    83.86    87.95     0.00
March 2007                        3      294,817       1.87     8.108     637          98,272    88.72    48.60     0.00
November 2007                     2      350,348       2.22     6.712     579         175,174    60.75   100.00     0.00
December 2007                     6      490,945       3.11     8.037     592          81,824    79.93    79.74     0.00
January 2008                      3      267,888       1.70     7.893     597          89,296    84.69   100.00     0.00
February 2008                     3      406,741       2.57     7.577     649         135,580    90.52   100.00     0.00
January 2010                      1       80,059       0.51     8.900     605          80,059    84.47   100.00     0.00
TOTAL:                          127  $15,798,136     100.00%    7.371%    620        $124,395    83.20%   79.80%    0.00%